UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                                 --------------
                                August 13, 2001

                         VPN Communications Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

    Nevada                         33-19345-LA                   93-0943718
(State or other
jurisdiction                       (Commission                 (IRS Employer
of incorporation                   File Number)              Identification No.)

              3941 S. Bristol Street, Unit E, Santa Ana, CA 92704
              ---------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (480) 797-3434


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

     Item 5. Other Events.

     On June 13, 20001, the VPN Communications Corporation (the "Company) rescinded the enforceable letter of intent to divest itself of its wholly owned subsidiary and only operating unit, VPNCOM.net Corporation. The enforceable letter of intent has been entered into with Mr. Paul Stevens, an officer of VPNCOM.net. The letter rescinding the enforceable letter of intent is attached as Exhibit 2.1.

     On August 1, 2001 the Company entered into an agreement to purchase all of the outstanding shares of Omnetrix International of Colorado (OMXI). The Company will exchange shares with the shareholders of OMXI on a one for one basis after a 1:9 reverse split of the Company's shares is accomplished. The Company's common stock was selling for $0.10 per share on August 8, 2001.

     OMXI is a telecommunications company that operates in the Colorado market. In addition to wholesale and retail voice and data transmission OMXI also provides "1 (800)" service, telephone debit cards, telephone credit cards, carrier co-location space, web hosting and unified messaging services.

     The purchase of OMXI is a reverse merger. Upon completion of the stock exchange, the current Board of Directors will resign and a new Board will be nominated by the current OMXI management. The Acquisition agreement is attached as Exhibit 2.2 and is incorporated herein by reference in its entirety. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

     The press release announcing the acquisition of OMXI is attached as Exhibit 99.1.

     On August 7, 2001 the Company signed an agreement to sell to VCC Corporation, an unrelated entity, 1,500 shares, which constitutes all of the issued shares, of the Company's wholly owned Subsidiary VPNCOM.net (the Subsidiary).

     The Company received, in exchange for the Subsidiary, $1 and indemnification, by VCC Corporation, against all claims arising from the outstanding liabilities of the Subsidiary in the amount of $976,622. As of the date of this transaction the Subsidiary has no on-going revenue and has produced no profit. The Divestiture Agreement is attached as Exhibit 2.3 and is incorporated herein by reference in its entirety. The foregoing description of the Divestiture Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits:

               Exhibit 2.1 Letter dated June 13, 2001 rescinding the enforceable letter of intent between the Company and Mr. Paul Stevens.

               Exhibit 2.2 Stock Acquisition Agreement dated August 1, 2001 between the Company and Omnetrix International of Colorado.

               Exhibit 2.3 Sale Agreement dated August 7, 2001 between the Company and VCC Corporation (VCC).

               Exhibit 99.1 Press Release dated August 6, 2001 announcing the Acquisition of Omnetrix International.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2001

VPN Communications Corporation
------------------------------
(Registrant)

By: /s/ E. G. Marchi
--------------------
Name: E. G. Marchi
Title: President, Chief, Executive Officer

                                  EXHIBIT INDEX

Exhibit 2.1 Letter dated June 13, 2001 rescinding the enforceable letter of intent between the Company and Mr. Paul Stevens.

Exhibit 2.2 Stock Acquisition Agreement dated August 1, 2001 between the Company and Omnetrix International of Colorado.

Exhibit 2.3 Sale Agreement dated August 7, 2001 between the Company and VCC Corporation (VCC).

Exhibit 99.1 Press Release dated August 6, 2001 announcing the Acquisition of Omnetrix International.